EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Inco Limited (the “registrant”) on Form 10-K for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “report”), we, Scott M. Hand, Chairman and Chief Executive Officer, and Robert D.J. Davies, Executive Vice-President and Chief Financial Officer, of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.
March 16, 2006
(Signed) SCOTT M. HAND

Scott M. Hand
Chairman and Chief Executive Officer
(Signed) ROBERT D.J. DAVIES

Robert D.J. Davies
Executive Vice-President and Chief Financial Officer